UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2009

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Call for Redemption

On June 19, 2009, Sealed Air Corporation (the “Company”) issued a press release announcing that it will redeem all $431.25 million aggregate principal amount outstanding of its 3% Convertible Senior Notes due 2033 (the “Notes”), for cash on July 19, 2009 (the “Redemption Date”), at a redemption price equal to 100.429% of the principal amount of the Notes redeemed, plus accrued and unpaid interest up to, but not including the Redemption Date, as set forth in the Company’s notice of redemption.  If not converted, upon redemption of the Notes, holders will receive a total of $1,004.29 per $1,000 principal amount of the Notes, plus accrued and unpaid interest up to, but not including, the Redemption Date.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated June 19, 2009, announcing the Company’s redemption of its 3% Convertible Senior Notes due 2033.

Cautionary Notice Regarding Forward Looking Statements

Some of the statements made by the Company in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “estimates,” “expects,” “intends,” “plans,” “should,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements:  general economic conditions; changes in raw material and energy costs; credit availability and pricing; the success of the Company’s growth, profitability and global manufacturing strategies and its cost reduction and productivity program; the effects of animal and food-related health issues; tax, interest and foreign exchange rates; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in the Company’s June 11, 2009 Current Report on Form 8-K under Item 8.01, and in its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Treasurer

Dated:  June 19, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated June 19, 2009, announcing the Company’s redemption of its 3% Convertible Senior Notes due 2033.